SelectQuote Investor Presentation December 2020 Exhibit 99.1

2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic, our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices and/or changes to laws, regulations or accounting practices that could impact the recognition of commissions received and expected future renewal commissions; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent registration statement on the most recent Annual Report on Form 10-K ("Annual Report") filed by us with the Securities Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income. We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see our most recently filed Annual Report.

3 Notes: 1. LTM represents Last Twelve Months financial results.as of 9/30/2020 2. Based on past company experience, average agent productivity increases by ~40% in an agent’s second AEP 3. Adjusted EBITDA and Adjusted EBITDA Margin are Non-GAAP financial measures used to measure operating performance. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain addbacks for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. See reconciliations from Adjusted EBITDA to net income on slides 26-29. SelectQuote at a Glance 70% LTM 1Q FY21 YoY Revenue Growth 30+ Years in Operation 100% Internal Agents 1,500+ Licensed Agents $180Bn+ Total Addressable Market 2MM+ Policyholders Served 1 Billion+ Data points collected $591MM LTM 1Q FY21 Revenue 28% LTM 1Q FY21 Adjusted EBITDA(3) Margin $165MM LTM 1Q FY21 Adjusted EBITDA(3) WHO WE ARE 50+ carriers entrust us to sell their “must own” insurance products WHAT WE DO WHY WE ARE DIFFERENT HOW WE DO IT ~40% Tenured Agent YoY Productivity Increase(2) 3.5X LTM 1Q FY21 Revenue / CAC 93% Level 1 Agent Retention KPIs LTM 1Q FY21 Revenue Mix 105% LTM 1Q FY21 YoY Revenue Growth 38% LTM 1Q FY21 Adjusted EBITDA(3) Margin Consolidated Senior 69% 7% 24% Senior Health Auto & Home Life We are a leading technology-enabled, direct-to- consumer (“DTC”) distribution platform Our proprietary, purpose-built marketing technology optimizes lead delivery to our 100% internal agent force, maximizing marketing ROI Our “Fly Wheel” is enhanced by over 1 billion data points and 30+ years of experience

4 Key Investment Highlights Large and Growing End Markets Shifting to Meet Evolving Consumer Preferences Purpose-Built Technology Empowering Our Highly Skilled Internal Agent Network Unique Company Culture Developed by Experienced Management Team Simple and Attractive Business Model Driving Profitable Growth and Industry Leading LTV Self-Reinforcing Feedback Loop from Strong Carrier Relationships and Favorable Consumer Outcomes

High Degree of Visibility to Accelerating Growth of Senior Population MA / MS Enrollment Other Medicare Enrollment MA / MS Enrollment as % of Total Medicare Enrollment Demographics MA / MS Enrollment and Penetration Are Growing ($MM) 45.5 52.5 59.9 68.4 76.7 20.0 26.1 35.7 44.7 53.4 25.5 26.4 24.2 23.7 23.3 44% 50% 60% 65% 70% 2008A 2013A 2018A 2023E 2028E • The $30+ billion market for Senior is large, long-tailed, and under penetrated • Enrollment in Medicare Advantage / Supplement and other plans continues to expand and approximately 10,000 new Americans will turn 65 and become eligible each day over the next decade 5

Market Demands Have Evolved Dramatically Consumers Desire Expertise, Simplicity, Specialized Service for Complex Purchasing Decisions Industry Norm What the Market Wants Face-to-face and time-intensive Limited coverage options and agent expertise Limited transparency Few alternatives “One size fits all” advice based on unknown factors (i.e. sales commissions) Over the phone, convenient and efficient Knowledgeable and experienced agents Fully transparent and unbiased Broad product offering Advice tailored to meet individual needs / clients’ best interests Cumbersome Easy The Challenge: Address evolving purchasing behavior of the consumer in a market for very complex products 6

Agents enhance lead conversion and maximize revenue opportunity Highly trained, 100% internal agents Our Agents Technology optimizes our lead acquisition, intelligently matches leads to agents and maximizes our return on marketing spend Post-sale client engagement Our Technology Our Purpose-Built Technology Empowers Our Agents with Tools to Maximize Customer Satisfaction, and Optimize Policyholder Lifetime Value Our Foundational Pillars Our Differentiated Approach Proprietary, data-driven and purpose-built solutions Intelligent lead acquisition Real time lead-to-agent matching and routing Pre-hire assessment through seasonal Flex program Conduct personalized, needs-based analysis Incented to place customer in the best policy 7

8 Our Approach is Rooted in Sophisticated Technology Robust, fully-integrated technology platform drives customer lifetime value / ROI Lead Acquisition Lead Management & Routing Sales Customer Engagement & Lifecycle Management SelectCare Core proprietary CRM and parent system, with sales enablement / workflow optimization tools, including lead scoring, lead distribution, customer service and cross-sell capabilities All functions wrapped with Data Science / Machine Learning to constantly optimize outcomes Proprietary, purpose-built technology platform SelectBid Advanced lead scoring and purchasing tools Get A Lead (“GAL”) Unique performance and availability-based lead routing Workflow Tech Proprietary consumer lifecycle management (“CLM”) tool ARC / AQE Real-time quoting and underwriting by carrier SRTS Proprietary revenue tracking and ASC 606 financial reporting tool Sophisticated compliance processes ◦ Tools and systems to audit calls ◦ Logged and retrievable customer interactions Rich data assets • Over 30 years of data across millions of transactions • Over 1 billion consumer and third-party data points Scalable, Proprietary Technology Solutions from End-to-End

9 • Internal wiki powered by AI bot • Replicates inherited knowledge of veteran agents traditionally learned over years • Fully-integrated into sales process • Accelerates new agent learning curve • Improved and highly integrated tools • Focused on most significant persistency drivers • Proprietary and managed in house: ◦ Doctor aggregator ◦ Pharma calculator $25M+ in Technology Investment in FY20 Fueling Productivity Gains FY21 investment forecasted at over $40M and largely focused on new R&D • Fully virtual learning environment • Advanced features like call listening centers and small classroom breakouts • Delivers personalized training to hundreds simultaneously • Scalable as we grow Knowledge TransferSelectQuote University Efficiency & Effectiveness • Onboarded 2,000+ Senior new hires in support of AEP fully virtually • Agent productivity up 8% YoY in 1Q FY2021, despite 100% increase in core agents • 1st year lapse rates trending positively for 2020 enrollments vs. prior year cohort

10 Overview Medicare Plan Advisor (MPA) • Strategy: ◦ Re-engage consumers we could not contact and/or close through agent-led call model or consumers who prefer to do business digitally • Approach: ◦ Develop an online comparison shopping tool that closely models agent best practices and prioritizes customer persistency • Early re-engagement indicators encouraging

11 We Engage in Omni-Channel Lead Acquisition

Illustrative Senior Monthly Production SelectQuote is able to dynamically manage the allocation of its agents across seasons Our Product Diversification and Flex Model Impact Retention Submitted Policies AEP OEP AEP/OEP creates seasonal upswing in business volumes with ~70% of MA and MS policies written in this window Auto & Home Life Senior A E P & O E P N on -A E P / O E P Agent Lifecycle Management Senior Auto & Home Life +Flex Agents Agents Are Able to Flex from One Segment to Another in a Highly Seasonal Business Medicare Advantage Medicare Supplement Ju l A ug S ep O ct N ov D ec Ja n F eb M ar A pr M ay Ju n 12

13 117 176 356 55 116 249 23 31 65 MA MS DVH PDP Other LTM 1Q FY19 LTM 1Q FY20 LTM 1Q FY21 Medicare Advantage 70% Medicare Supplement 6% Dental, Vision and Hearing 18% Prescription Drug Plan 4% Other 2% SelectQuote Senior – Overview Provides the 65+ Senior market with leading online comparison shopping and expert advice LTM 1Q FY21 Approved Policies: 356k Skilled agents guide seniors through complex sales and enrollment process (primarily MA and MS) SelectQuote automatically earns a recurring commission as long as the policy is in place Segment serves a market with strong demographic tailwinds Represents 15+ leading, nationally-recognized insurance carrier partners LTM 1Q FY19 – LT M 1Q FY2 1: 75 % Avg. LTV of Commissions Per Policy ($ per policy) Senior Health Division Approved Policies (000s of policies) SelectQuote Business Mix by Approved Policies 1,235 1,184 141 285 1,279 1,312 152 267 1,287 1,376 140 229 FY 2018 FY 2019 FY 2020 MA MS DVH PDP Notes: 1. LTM represents Last Twelve Months financial results.as of 9/30/2020

14 Total Life Premium ($MM) Core Premiums 59% Ancillary Premiums 2% Final Expense Premiums 39% SelectQuote Life – Overview • Leading distributor of term life insurance founded in 1985 • SelectQuote was the first term life insurance exchange platform in the U.S. Over 1.75MM plans sold nationwide since inception Career agents provide consultative sale to drive longer term and higher face amount Places policies on behalf of 15+ leading, nationally recognized insurance carrier partners (primarily Term and Permanent Life) LTM 1Q FY21 Life Premium: $129MM 81 91 129 73 75 76 6 14 50 Core Premium Ancillary Premium Final Expense Premium LTM 1Q FY19 LTM 1Q FY20 LTM 1Q FY21 SelectQuote Life Premium Mix Final Expense product provides a basic death benefit with no medical underwriting required. Over 50% of Final Expense sales to customers 65+, creating attractive cross-sell opportunities. LTM 1Q FY19 – LTM 1Q FY21 C AGR: 2 6% Notes: 1. LTM represents Last Twelve Months financial results.as of 9/30/2020

15 Life Health Advisors (LHAs) sell Medicare plans during AEP and OEP and then flex over to sell Final Expense the rest of the year SelectQuote Final Expense Premium FY Growth ($MM) SelectQuote Life – Overview – Final Expense Product Basic death benefit to cover funeral expenses via simplified or even no medical underwriting Significant cross-sell potential with Senior as over half of Final Expense sales to date are 65+ years of age Attractive financial profile with strong EBITDA margins (2) and cash flow breakeven in about a year Fast, straightforward sales process with simplified or even no medical underwriting leads to high agent production 6 14 50 Final Expense Premium LTM 1Q FY19 LTM 1Q FY20 LTM 1Q FY21 Notes: 1. LTM represents Last Twelve Months financial results.as of 9/30/2020 2. See reconciliations from Adjusted EBITDA to net income on slides 26-29. LTM 1Q FY 19 – L TM 1Q FY 21 CA GR : 18 1% SelectQuote Final Expense Premium 1Q Growth ($MM) 4 19 Final Expense Premium 1Q FY20 1Q FY21 1Q FY 20 – 1 Q F Y2 1 G row th: 39 7%

16 50 61 70 LTM 1Q FY19 LTM 1Q FY20 LTM 1Q FY21 SelectQuote Auto & Home – Overview Licensed agents providing expert advice to 35,000+ customers annually(2) Provides unbiased online comparison shopping platform for auto, home and specialty insurance lines “Must have” nature of personal lines P&C creates a large and growing market Frequently bundle products to deliver customer value and drive retention Notes: 1. LTM represents Last Twelve Months financial results.as of 9/30/2020 2. Customer count for FY20 3. Bundle rate for FY20 National Carrier Partners 25+Bundle Rate(3)51% LTM 1Q FY 19 - L TM 1 Q FY2 1 CAG R: 18 % Total Premium ($MM)

Strategic Focus and Competitive Differentiators • Our strategy is to maximize absolute profitability at attractive returns on invested capital divisions • Predictable cash flows are driven by high quality of policies written • Our choice model paired with highly trained, in- house agents and dedicated customer care teams was purpose-built to ensure customers buy the right plan for their specific needs which leads to high retention rates • Our market-leading Lifetime Value and Adjusted EBITDA per policy (1) are a function of the way we have built and refined our business over 35 years • We have a strong record of attractive returns on invested capital and have a long runway to replicate those returns at scale 17 Notes: 1. See reconciliations from Adjusted EBITDA to net income on slides 26-29..

18 What Is Policyholder Lifetime Value? Under ASC 606, SelectQuote Recognizes the Upfront Commission and the Estimated Value of Renewal Commissions as Revenue in the Period in Which the Policy Is Approved Policyholder Lifetime Value from a MA / MS Policy Components of Policyholder Lifetime Revenue Include U pfront C om m ission Renewal Commission Pers iste ncy Rat es

How We Maximize Policyholder Lifetime Value SelectQuote Seeks to Optimize all Components of Policyholder Lifetime Value Acquisition Costs Lead Close Rates Commissions Customer Retention Economies of scale Optimized marketing spend Multi-channel lead scoring Agent leveling system Higher quality leads Sophisticated analytics Production bonuses “Pods” established with select carriers Favorable commission structures Dedicated “Customer Care” team Tailored retention strategies Cross-sell 19

$1,502 $924 $577 SelectQuote Peer A Peer B Revenue per approved MA/MS policy(1) Cost per approved MA/MS policy(2) Adj. EBITDA per approved MA/MS policy(3)(7) Industry Leading Unit Economics Notes: Source: Analysis based on publicly filed documents, Financials based on Medicare / Senior Operating Segment 1. Segment Revenue divided by approved MA and MS policies 2. Cost represents Segment Revenue minus Segment Adj. EBITDA divided by approved MA and MS policies 3. Segment Adj. EBITDA divided by approved MA and MS policies 4. Medicare Segment policies and financials include both Internal and External segments 5. Excludes $42.3m one time tail adjustment in 4Q 2019 6. Represents Medicare/Senior segment revenue and costs only 7. See reconciliations from Adjusted EBITDA to net income on slides 26-29. LTM ending September 30, 2020 (4) (5) 20

244 347 591 110 199 407 102 111 145 32 38 41 Senior Life Auto & Home Corp LTM 1Q FY19 LTM 1Q FY20 LTM 1Q FY21 Adj. EBITDA(1)(2)(3) ($MM) 52 101 165 37 86 157 26 25 32 9 9 10 (19) (19) (34) Senior Life Auto & Home Corporate LTM 1Q FY19 LTM 1Q FY20 LTM 1Q FY21 We Have a High-Growth, Scalable Business Model Notes: 1. LTM represents Last Twelve Months financial results.as of 9/30/2020. 2. The sum of the segments may not equal the total due to rounding. 3. See reconciliations from Adjusted EBITDA to net income on slides 26-29. CA GR : 56 % CA GR : 7 8% 21% 29%Adj. EBITDA Margin(3) 28% Revenue(1)(2) ($MM) 21

Upfront Cost First Year Cash Received Renewal Cash Received to Date Cash to be received from polices that have already renewed Future Expected Cash from Renewals 2015 Cost 2015 Revenue 2016 Cost 2016 Revenue 2017 Cost 2017 Revenue 2018 Cost 2018 Revenue 2019 Cost 2019 Revenue 2020 Cost 2020 Revenue Predictable Cash Flow & Attractive Returns Annual Customer Cohorts Added as Recently as 2018 Are Already Cash Flow Positive • All costs incurred in year 1 of customer life • Per ASC 606, anticipated lifetime revenue recognized in year 1 • On a cash basis, cohorts typically breakeven in year 2-3 • Significant cash returns generated thereafter 22 Note: As of end of fiscal year 2020 (June 30, 2020)

Growing Faster While Using Less Cash 232 18 (87) 266 52 (29) Expectation at IPO Actual 4QFY20 - 1QFY21 ($MM) • IPO provided growth capital for the next several years • 4QFY20 and 1QFY21 exceeded internal forecasts for revenue and EBITDA • Accelerated growth would typically drive greater cash consumption • Used less Cash Flow from Operations despite faster growth + 1 5% + 1 90% $58 m Fav ora ble Revenue Adj. EBITDA(1) Cash Flow From Operations 23 Notes: 1. See reconciliations from Adjusted EBITDA to net income on slides 26-29.

24 Our Attractive and Scalable Platform Is Growing… Our Platform Provides Ample Support for Future Years of Growth with Minimal Ongoing Working Capital Requirements Maximize policyholder lifetime value Increase size and enhance productivity of agent force Deepen consumer penetration and drive cross-sell opportunities Deepen and broaden insurance carrier partnerships Introduce new products Our Drivers of Continued Growth As Our Platform Has Grown, So Has Our Value Proposition

25 Cross-Sell Example - Growing Final Expense Business Features of the SelectQuote Platform: SelectQuote Currently Offers Over 20 Products and Continuously Evaluates New Opportunities Est. 1985 Est. 2010 Est. 2011 Life Senior Health Auto & Home Developed relationship with blue-chip carriers Broad multi-channel customer reach Scalable model with nimble approach Growing Final Expense Business Final Expense • Originally a term policy by-product • Strong EBITDA margins and ~1 year cash payback (1) • Premium grew at 397% YoY in 1QFY2021 • Strong cross-sell potential with Senior as over half of Final Expense customers to date are over 65 Notes: 1. See reconciliations from Adjusted EBITDA to net income on slides 23-26.

Supplemental information 26

27 LTM 1Q FY21 Adjusted EBITDA to Net Income Reconciliation LTM 1Q FY 2021 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 407,288 $ 145,183 $ 40,674 $ (2,628) $ 590,517 Operating expenses (250,708) (112,712) (30,850) (30,986) (425,256) Other expenses, net — — — (38) (38) Adjusted EBITDA 156,580 32,471 9,824 (33,652) 165,223 Share-based compensation expense (10,400) Non-recurring expenses (3,326) Fair value adjustments to contingent earnout obligations (1,134) Restructuring expenses (177) Depreciation and amortization (9,900) Loss on disposal of property, equipment, and software (443) Interest expense, net (31,817) Income tax expense (24,351) Net Income $ 83,675

28 LTM 1Q FY20 Adjusted EBITDA to Net Income Reconciliation LTM 1Q FY 2020 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 198,610 $ 110,920 $ 37,521 $ (335) $ 346,716 Operating expenses (112,292) (86,132) (29,010) (18,333) (245,767) Other expenses, net — — — (26) (26) Adjusted EBITDA 86,318 24,788 8,511 (18,694) 100,923 Share-based compensation expense (90) Non-recurring expenses (2,306) Restructuring expenses (2,138) Depreciation and amortization (5,055) Loss on disposal of property, equipment, and software (220) Interest expense (2,098) Income tax expense (20,917) Net Income $ 68,099

29 LTM 1Q FY19 Adjusted EBITDA to Net Income Reconciliation LTM 1Q FY 2019 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 109,928 $ 101,864 $ 32,208 $ (272) $ 243,728 Operating expenses (73,048) (76,288) (23,180) (19,193) (191,709) Other expenses, net — — — (10) (10) Adjusted EBITDA 36,880 25,576 9,028 (19,475) 52,009 Share-based compensation expense (48) Non-recurring expenses (595) Restructuring expenses (2,969) Depreciation and amortization (3,861) Loss on disposal of property, equipment, and software (700) Interest expense (1,045) Income tax expense (7,560) Net Income $ 35,231